                         MODIFICATION OF LOAN AGREEMENT

    THIS AGREEMENT is made as of the     day of          , 1996, by and between
FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association acting as Lender and as Agent pursuant to the Loan Agreement (the "Lender"), TODHUNTER INTERNATIONAL, INC., a Delaware corporation (the "Borrower") and TODHUNTER IMPORTS, LTD., a New York corporation (formerly known as Blair Importers, Ltd.) (the "Guarantor").

                                  WITNESSETH:

    WHEREAS, Lender, Borrower and Guarantor entered into a Loan Agreement dated as of November 22, 1994 as modified by Modification of Loan Agreement dated as of February 26, 1996 (the "Loan Agreement") in connection with which Lender made available to Borrower a revolving line of credit in the maximum principal amount of TWENTY MILLION and no/100s Dollars ($20,000,000.00) (the "Revolving Line of Credit") evidenced by the Revolving Credit Note, secured and evidenced by the Blair Guaranty and the other Loan Documents, as defined in the Loan Agreement; and

    WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement to revise the computation of the Borrowing Base; and

    WHEREAS, the Guarantor has agreed to execute this Agreement to evidence its consent to the amendments to the Loan Agreement contained herein and to affirm the continuing validity of the Blair Guaranty, after the amendments contained herein.

    NOW, THEREFORE, in consideration of the mutual promises and covenants of this agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and Guarantor agree as follows:

    1. RECITALS/TERMS. All of the recitals set forth above are true and correct and by this reference are made a material part of this Agreement. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning when used herein unless the context shall require otherwise.

    2. BORROWING BASE REVISIONS. Section 2.1(b) of the Loan Agreement is hereby amended to read as follows:

        (b) As used herein the term "Borrowing Base" shall mean at any time an amount equal to:

           (i) eighty percent (80%) of the face amount (less maximum discounts, credits and allowances that may be taken by or granted to Account
       Debtors in connection therewith) of Eligible Accounts Receivable due from Hiram Walker & Sons, Joseph Seagram & Sons, Brown Forman Distillers Corp, Bacardi Imports, Inc. and Southern Wine & Spirits of America, Inc. or their respective Affiliates to Borrower and sixty percent (60%) of the face amount (less maximum discounts, credits and allowances that may be taken by or granted to Account Debtors in connection therewith) of all other Eligible Accounts Receivable due to the Borrower, the Guarantor and VIRIL;

           (ii) plus thirty percent (30%) of the lower of the cost or the market value of Eligible Inventory of the Borrower, the Guarantor and
       VIRIL other than inventory which is identified for a specific customer such as labels, boxes and products containing proprietary identification of a specific customer.

           (iii)  LESS any Reserves.

    Section 2.1(b)(iv) is hereby amended in its entirety to read as follows:

           (iv) provided that no Event of Default has occurred hereunder and is uncured, for a period not to exceed ten (10) consecutive Business
       Days beginning (a) at the end of the fiscal quarter of Borrower ending September 30, 1996, the Borrowing Base may be increased by $5,000,000.00 above the amount computed under items (i), (ii) and (iii) above, and (b) at the end of each fiscal quarter of Borrower beginning with the fiscal quarter of Borrower ending December 31, 1996, the

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
       Borrowing Base may be increased by $2,500,000.00 above the amount computed under items (i), (ii) and (iii) above, all on the express condition that the additional credit available by reason of such temporary increases in the Borrowing Base shall be applied solely to the reduction of Borrower's Bahamian credit line. Each such ten (10) day period shall be designated in advance in a written notice from Borrower to Lender.

    3. BLAIR GUARANTY. Guarantor hereby ratifies and confirms the continuing validity of the Blair Guaranty and any other documents or agreements given by Guarantor in connection with the Revolving Line of Credit, the Loan Agreement or any other Loan Documents notwithstanding the amendments to the Loan Agreement contained herein and hereby further consents to such amendments.

    4. NO DEFAULT. Borrower hereby warrants and represents to Lender that, since the date of the February 26, 1996 Modification of Loan Agreement, Borrower is in compliance with all provisions of the Loan Agreement and all other Loan Documents and that no default or Event of Default has occurred thereunder nor has any event occurred or failed to occur which with the passage of time or the giving of notice or both would comprise such a default or Event of Default.

    5.  MISCELLANEOUS.

        (a) This agreement shall be governed by and construed in accordance with the law of the State of Florida. In the event of any dispute hereunder, the prevailing party shall be entitled to recover all costs and attorney's fees from the non-prevailing party. Paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof. The Loan Agreement shall continue in full force and effect as modified by this Modification. In the event the terms of this Modification conflict with the terms of the Loan Agreement, the terms of this Modification shall control.

        (b) This Modification constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral among the parties hereto with respect to the subject matter hereof, all of which prior agreements, understanding, negotiations and discussions, both written and oral, are merged into this Modification. Except as hereinabove specifically amended, all other provisions of the Loan Agreement and each of the other Loan Documents amended hereby shall remain unchanged and in full force and effect. Without limiting the generality of any of the provisions of this Modification, nothing herein or in any instrument or agreement shall be deemed or construed to constitute a novation, satisfaction or refinancing of all or any portion of the Loan or in any manner affect or impair the lien or priority of the Loan Agreement or any of the Loan Documents as amended hereby.

        (c) This Modification may be executed in any number of counterparts with each executed counterpart constituting an original, but altogether constituting but one and the same instrument.

        (d) This Modification shall be binding upon and inure to the benefit of the Borrower, the Guarantor and the Lender and their respective heirs, legal representatives, executors, successors and assigns.

    8. RELEASE. IN CONSIDERATION OF THE ACCOMMODATIONS PROVIDED HEREIN, EACH OF THE BORROWER AND THE GUARANTOR HEREBY UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASES, ACQUITS AND DISCHARGES THE LENDER AND EACH OF THE LENDER'S RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND COUNSEL FROM ANY AND ALL CLAIMS, DEMANDS AND CAUSES OF ACTION THAT ANY OF THEM HAD, NOW HAS OR MAY IN THE FUTURE HAVE AGAINST ANY ONE OR MORE OF THE LENDER OR ANY ONE OR MORE OF THE LENDER'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR COUNSEL FOR THE ACTS OR OMISSIONS OF ANY OF THE FOREGOING PARTIES FROM THE BEGINNING OF TIME THROUGH, TO AND INCLUDING THE DATE OF THE EFFECTIVENESS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE LOAN AGREEMENT, AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENTS, AS THE SAME MAY BE AMENDED HEREBY, AS THE CASE MAY BE.

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
9. WAIVER OF JURY TRIAL.

    THE BORROWER, THE GUARANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE BORROWER. FURTHER, EACH OF THE BORROWER AND THE GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

    IN WITNESS WHEREOF, Borrower, Lender and Guarantor have caused this agreement to be executed as of the day and year set forth above.

Witnesses:                                     LENDER:
                                               FIRST UNION NATIONAL BANK OF FLORIDA, a
                                               national banking association
                                               By:
Print Name:                                    Print Name: Linda Scheltens
                                               Its: Vice President
Print Name:
                                               AGENT
                                               FIRST UNION NATIONAL BANK OF FLORIDA, a
                                               national banking association
                                               By:
Print Name:                                    Print Name: Linda Scheltens
                                               Its: Vice President
Print Name:
                                               BORROWER:
                                               TODUNTER INTERNATIONAL, INC., a Delaware
                                               corporation
                                               By:
Print Name:                                    Print Name: A. Kenneth Pincourt, Jr.
                                               Its: Chairman of the Board of Directors/CEO
Print Name:
                                               TODHUNTER IMPORTS, LTD., a New York
                                               corporation (f/k/a Blair Importers, Ltd.)
                                               By:
Print Name:                                    Print Name: A. Kenneth Pincourt, Jr.
                                               Its: Chairman of the Board of Directors
Print Name:
STATE OF FLORIDA                             )
                                             )
                                             SS:
COUNTY OF PALM BEACH                         )

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
    The foregoing instrument was acknowledged before me this    day of
         , 199 , by LINDA SCHELTENS as Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the bank. She is
personally known to me or has produced                         as
identification.

                                               Printed Name:
                                               Notary Public
                                               Commission No.:
                                               My Commission Expires:
STATE OF FLORIDA                             )
                                             )
                                             SS:
COUNTY OF PALM BEACH                         )

    The foregoing instrument was acknowledged before me this    day of
         , 199 , by LINDA SCHELTENS as Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the bank, as Agent. She is personally known to me or has produced as identification.

                                               Printed Name:
                                               Notary Public
                                               Commission No.:
                                               My Commission Expires:
STATE OF FLORIDA                             )
                                             )
                                             SS:
COUNTY OF PALM BEACH                         )

    The foregoing instrument was acknowledged before me this    day of
         , 199 , by A. KENNETH PINCOURT, JR. as Chairman of the Board of Directors/CEO of TODHUNTER INTERNATIONAL, INC., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced as identification.

                                               Printed Name:
                                               Notary Public
                                               Commission No.:
                                               My Commission Expires:
STATE OF FLORIDA                             )
                                             )
                                             SS:
COUNTY OF PALM BEACH                         )

    The foregoing instrument was acknowledged before me this    day of
         , 199 , by A. KENNETH PINCOURT, JR. as Chairman of the Board of Directors of TODHUNTER IMPORTS, LTD. (f/k/a Blair Importers, Ltd.), a New York corporation, on behalf of the corporation. He is personally known to me or has
produced                             as identification.

                                               Printed Name:
                                               Notary Public
                                               Commission No.:
                                               My Commission Expires:

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